UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

Angi Inc.
(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Walnut Street,	Suite 700
Denver,	CO	80205
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 963-7200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	ANGI	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 17, 2025, Angi Inc. (“Angi” or the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company voted on the proposals set forth below. These proposals are described in detail in the Company’s definitive proxy statement related to the Annual Meeting filed on April 30, 2025 with the U.S. Securities and Exchange Commission (the “SEC”). The final voting results on each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

As of the close of business on April 21, 2025, the record date for the Annual Meeting, there were 47,950,314 shares of Angi Class A common stock outstanding and entitled to vote.

1.        A proposal to elect four Class I members of the Angi board of directors, each to hold office until the 2028 annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Angi board of directors). The stockholders elected each of the nominees to the Angi board of directors on the basis of the following voting results:

	FOR	WITHHOLD	BROKER NON-VOTE
Thomas R. Evans	28,878,204	5,327,203	5,373,888
Alesia J. Haas	33,091,546	1,113,861	5,373,888
Jeffrey W. Kip	33,426,498	778,909	5,373,888
Joseph Levin	31,709,868	2,495,539	5,373,888

2.        A proposal to ratify the appointment of Ernst & Young LLP as Angi’s independent registered public accounting firm for the 2025 fiscal year. This proposal was approved by the holders of Angi Class A common stock on the basis of the following voting results:

FOR	AGAINST	ABSTAIN
39,487,273	74,059	17,963

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGI INC.

	By:	/s/ Shannon M. Shaw
	Name:	Shannon M. Shaw
	Title:	Chief Legal Officer
Date: June 18, 2025